Future Aggregate Minimum Lease Payments Required Under Operating Lease (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Leases [Abstract]
2018	$ 499
2019	456
2020	438
2021	73
Operating Leases, Future Minimum Payments Due, Total	$ 1,466